PAINEWEBBER STRATEGY FUND
                Supplement to Prospectus dated September 27, 1999
       (This Supplement supersedes the Supplements dated November 24, 1999 and November 29, 1999)


Dear Investor,

         The purpose of this supplement is to inform existing shareholders of PaineWebber Strategy Fund ("Fund") of the offering of the Fund's shares for purchase for a limited time.

         The Fund will offer its shares to the Fund's existing shareholders on a limited basis during a subscription period currently scheduled to begin on March 14, 2000 and end on March 17, 2000. If indications of interest to purchase Fund shares and shares of a comparable offshore investment pool* reach $400 million prior to March 17, the Fund will stop accepting new subscriptions at that time. The Fund will offer its Class B, C and Y shares at a price equal to its net asset value per share as of March 20, 2000 and will offer its Class A shares at that price plus any applicable sales charge. During the subscription period, PaineWebber and correspondent firms may obtain non-binding indications of interest before they actually confirm any orders. In accepting these subscriptions, they may benefit from the temporary use of payments made before the closing date. The Fund may withdraw, cancel or modify the offering of shares without notice. The Fund may also refuse any order in whole or in part.

         The following supplements the disclosure under "Exchanging Shares" on page 12: You may not exchange shares of other PaineWebber mutual funds for shares of the Fund. Exchanges of the Fund's shares for other PaineWebber mutual funds' shares will continue as described in the Prospectus.



March 10, 2000




* Shares of the offshore investment pool are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, U.S. partnership and U.S. trust, and are not available to residents of certain other countries.